UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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FOREST LABORATORIES, INC.
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(Name of person(s) filing proxy statement, if other than the registrant)

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Disclaimer

Forward-Looking Information

Except for the historical information contained herein, this website contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings.

Important Additional Information

Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. Forest Laboratories has filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3,4 and 5, which can be found at the Company’s website (www.frx.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and other materials to be filed with the SEC in connection with Forest Laboratories’ 2012 Annual Meeting. Information can also be found in Forest’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 25, 2012. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

This website contains quotes and excerpts from certain previously published material. Unless otherwise indicated, consent of the author and publication has not been obtained to use the material as proxy soliciting material.

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Welcome

Welcome to our website. Here you will find information pertaining to Forest Laboratories, Inc. and our 2012 Annual Meeting of Shareholders, which will be held on August 15, 2012 in New York, New York.

Your Board has nominated 10 highly qualified candidates to serve on the Forest Board of Directors. Our slate is composed of experienced, healthcare industry, legal and financial experts that are dedicated to representing the best interests of all Forest shareholders, and your Board urges you to vote FOR all 10 of our nominees. You can vote for the Company’s entire slate by using the WHITE proxy card that was sent to you by Forest.

This website provides information about Forest, including voting instructions, biographies of our nominees, letters to shareholders, our proxy statement and any amendments or supplements to it, and other useful information. Please read all of these materials carefully.

Every Forest shareholder’s vote is very important to Forest’s future. We urge you to vote today, and we thank you for your continued support.

Press Releases

07.09.12 FOREST LABORATORIES FILES

DEFINITIVE PROXY MATERIALS

FOR ANNUAL MEETING TO BE

HELD ON AUGUST 15, 2012

07.02.12 FOREST LABORATORIES ISSUES

RESPONSE TO CARL ICAHN

LETTER

more >

Shareholder Letters

07.09.12 Letter to Our Shareholders

more >

Presentations & Materials

To come.

SEC Filings

07.09.12 FOREST LABORATORIES PROXY STATEMENT

07.03.12 FOREST LABORATORIES ISSUES RESPONSE TO CARL ICAHN LETTER

06.29.12 FOREST LABORATORIES ISSUES STATEMENT ON ICAHN LETTER

more >

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Press Releases

Date	Title	PDF
07.09.2012	FOREST LABORATORIES FILES DEFINITIVE PROXY MATERIALS FOR ANNUAL MEETING TO BE HELD ON AUGUST 15, 2012	
07.02.2012	FOREST LABORATORIES ISSUES RESPONSE TO CARL ICAHN LETTER	
06.29.2012	FOREST LABORATORIES ISSUES STATEMENT ON ICAHN LETTER	
06.19.2012	FOREST LABORATORIES COMMENTS ON ICAHN DIRECTOR NOMINATIONS	
05.30.2012	FOREST LABORATORIES COMMENTS ON ICAHN 13D FILING	

HOME | PRESS RELEASES | SHAREHOLDER LETTERS | PRESENTATIONS & MATERIALS | OUR NOMINEES | PROXY MATERIALS | SEC FILINGS | CONTACT

© 2012 Forest Laboratories, Inc. | Important Information

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Press Releases

FOREST LABORATORIES FILES DEFINITIVE PROXY MATERIALS FOR ANNUAL MEETING TO BE HELD ON AUGUST 15, 2012

Sends Letter Recommending Shareholders Vote for its 10 Highly Qualified Director Nominees

NEW YORK, July 9, 2012 - Forest Laboratories, Inc. (NYSE: FRX) today announced that it has filed definitive proxy materials with the Securities and Exchange Commission (SEC) in connection with its 2012 Annual Meeting of Shareholders, which will be held on August 15, 2012. Forest stockholders of record at the close of business on June 25, 2012 may vote at the 2012 Annual Meeting.

The Board of Directors of Forest has also sent a letter to its shareholders outlining Forest’s strong product portfolio and commitment to corporate governance. The letter urges shareholders to vote for Forest’s highly qualified, experienced and diverse slate of nominees.

For information about Forest’s 2012 Annual Meeting of Shareholders, please visit: www.FRX2012annualmeeting.com.

The text of the letter follows:

July 9, 2012

Dear Fellow Shareholders,

Forest Laboratories, Inc.’s Annual Meeting of Shareholders will be held on August 15, 2012. This meeting comes at an important point for the future strategic direction of the Company, and our shareholders will face a key decision. Once again, Carl Icahn has nominated four individuals to the Forest Board - nominees we believe would not serve the interests of all shareholders. We strongly believe that Forest’s director nominees have the right experience, expertise, and insight to drive sustainable growth at Forest in 2012 and beyond.

Now is a very exciting time for Forest as we undergo a significant transition in our therapeutic portfolio, and we take pride in the progress we have made since our last Annual Meeting. Last year, we made a commitment to advance our late-stage pipeline, grow and diversify our product portfolio, and further enhance our corporate

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Now is a very exciting time for Forest as we undergo a significant transition in our therapeutic portfolio, and we take pride in the progress we have made since our last Annual Meeting. Last year, we made a commitment to advance our late-stage pipeline, grow and diversify our product portfolio, and further enhance our corporate governance practices. We have done all of those things, and we continue to work to realize the full potential of our launched products, grow our company, and build value for our shareholders.

FOREST HAS CONTINUED TO ADVANCE ITS STRONG PRODUCT PORTFOLIO OVER THE PAST YEAR

Forest’s Board and leadership team are focused on building sustainable value for shareholders through the advancement of our product pipeline. As we promised you, Forest has made considerable progress toward the introduction of new products since our 2011 Annual Meeting last August. Reflecting the hard work begun years ago to identity, develop and bring to market new products, we launched Bystolic in 2008 and Savella in 2009. Building on this momentum, in 2011, we launched Teflaro, Daliresp and Viibryd. This past year, we also:

Filed a New Drug Application (NDA) with the U.S. Food and Drug Administration (FDA) for aclidinium, for the treatment of chronic obstructive pulmonary disease;

Filed an NDA for linaclotide, a novel therapy for the treatment of constipation-predominant irritable bowel syndrome and chronic constipation;

Announced positive results from the completed Phase III clinical program for levomilnadpran, an investigational agent for the treatment of adults with major depressive disorder, and announced that a 2012 NDA filing is being prepared;

Announced positive results from the completed Phase III program for cariprazine, an investigational antipsychotic agent for the treatment of adult patients with schizophrenia or acute mania associated with bipolar I disorder, and announced that a 2012 NDA filing is being prepared;

Enhanced the value of our product franchise by making significant progress on lifecycle programs, including beginning Phase III studies for aclidinium-formoterol (September 2011), ceftazidime- avibactam (December 2011) Bystolic-valsartan (January 2012), and preparing to launch Namenda XR (2013);

Received marketing approval from the European Medicines Agency (EMA) for Colobreathe dry powder inhaler for the treatment of cystic fibrosis and chronic lung infections; and

Secured the right to acquire BC-3781, a novel antibacterial agent, from Nabriva Therapeutics.

Over the last five years, Forest has received six product approvals in nine different indications. We expect the number of approvals to grow to eight with the aclidinium approval expected in July 2012 and the linaclotide approval expected in the third quarter of calendar 2012. We also expect to file NDAs for levomilnacipran and cariprazine later this calendar year.

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Forest’s track record of new product development compares favorably to its specialty-pharma peers, as well as many of the industry’s largest companies. For example, Forest has had more new molecular entity approvals and new drug application (NDA)/BLA filings over the last three years than similarly-sized companies such as Shire or Warner Chilcott, and has had the same number or more than much larger companies like GlaxoSmithKline, AstraZeneca, Merck and Eli Lilly. Forest now boasts one of the strongest and most diverse product portfolios and pipelines in the industry, in large part due to our strong core competency in our key therapeutic focus areas and our status as a partner of choice, as evidenced by our numerous repeat collaborations.

We have a long track record of successful product selection, product development and sales and marketing execution - and the investments we are making to support our products are both prudent and necessary to help them reach their full potential. There are of course substantial upfront expenses associated with successfully developing and launching new products. However, we have managed our expenses carefully and have kept our costs at appropriate levels when taking into account the many new products we have in development and in the early-stage launch phase. This gives us great optimism about our future prospects, and we believe we will once again deliver substantial progress in the coming year.

OUR PRODUCT PORTFOLIO AND PIPELINE ARE A STRONG FOUNDATION FOR FUTURE GROWTH AND VALUE CREATION FOR SHAREHOLDERS

We have deliberately and strategically diversified our product portfolio so that we should not be dependent on any single product or therapeutic area. Today, Forest has one of the strongest most diverse pipelines in pharma, with multiple branded products in six large therapeutic areas: cardiovascular, CNS, pain, gastrointestinal, respiratory and anti-infectives.

CARDIOVASCULAR

Bystolic

NEBIVOLOL/

VALSARTAN

AZIMILIDE

TTP-399

CNS

Viibryd

Namenda

CARIPRAZINE

LEVOMILNACIPRAN

PAIN

Savella

GRT-6005

GI

LINACLOTlDE

RESPIRATORY

Daliresp

ACLIDINIUM

ACLIDINIUM/

FORMOTEROL

ANTI-INFECTIVES

Teflaro

CEFTAROLINE/

AVIBACTAM

CEFTAZIDIME/

AVIBACTAM

BC3781

These areas are six of the eight most common disease states that primary care physicians (PCPs) treat. Having a broad portfolio of products to promote to PCPs will drive meaningful commercial synergies as Forest generates significant operating leverage from cross-selling multiple products to PCPs. For example, Forest already calls on approximately 80% of the physicians to which it expects to promote linaclotide when approved. Through its broad access to and understanding of these physicians, Forest can create higher product sales and more profitable products.

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Forest’s PCP-centric business model and unique promotion capabilities are currently driving the strong product growth of our newest launches. Within the last year, Bystolic, Savella,Teflaro, Dalisresp and Viibryd have generated significant revenues driven by rapidly increasing market adoption rates and continued physician satisfaction. The strong prescription growth rates of Bystolic (20% vs. CQ1 2011), Viibryd (42% increase YTD), and Daliresp (42% increase YTD) offer further evidence that our pipeline plan is on course. Furthermore, given the respective market sizes and varied therapeutic area focus of each drug, we believe we have built a well- diversified product portfolio that has several potential candidates to reach blockbuster status.

For example, Bystolic, which was launched in a highly genericized market in 2008, is growing strongly, and in combination with valsartan, it could achieve blockbuster status. We also expect strong long-term growth trajectories for Viibryd, Daliresp, and Teflaro. We will employ the same prudent investment strategy to drive aclidinium and linaclotide upon product approvals this year, and we expect the combined sales of our portfolio of products to drive significant top-line growth and profitability in the years to come. But don’t take our word for it; see what pharmaceutical research analysts have to say:

PHARMACEUTICAL INDUSTRY ANALYSTS AGREE FOREST IS WELL POSITIONED FOR THE FUTURE[1]

“Simple analysis supports significant pipeline value: A key element of our Buy thesis has been our view that the evolution of FRX’s pipeline has not been fully appreciated, and that this could change as investors revisit FRX in the wake of the Lexapro patent cliff and as numerous pipeline catalysts hit in 2012.”

- Gregg Gilbert, Gregory Fraser and Suman Kulkarni Bank of America Merrill Lynch, 6/8/12

“...[W]e can’t ignore FRX has been crushing it on the development side, and is flush with product launches to drive growth, cash to reload, and durable IP. We don’t see launches like the old days but linaclotide is as exciting an opp’y as Spec Pharma gets.”

- Corey Davis, Jefferies, 4/18/2012

“We rate FRX Outperform for several reasons including: (1) the underappreciated blockbuster potential of FRX’s aclidinium and aclidinium/formoteroI franchise based on increasingly positive feedback from MEDACorp clinical and regulatory KOLs; (2) potential for sustained double-digit average sales growth through fiscal 2020 driven by seven new U.S. product launches; (3) considerable financial flexibility to execute accretive MM transactions; and (4) FRX’s overall scarcity value foil owing an unprecedented Phase III hit rate which should allow for up to seven out of seven new product approvals/launches in just 3-4 years…”

- Seamus Fernandez, Leerink Swann, 5/31/2012

“Management is transitioning Forest to an even more powerful commercial entity with deep therapeutic verticals, selling synergies, and a bright growth outlook beginning next year.”

- Irina Rivkind, Cantor Fitzgerald, 6/21/12

“Forest has had strong development and regulatory performance over the past several years, leaving the company with a robust portfolio of new product opportunities that should ultimately translate to a significant recovery in topline and EPS performance.”

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“Forest has had strong development and regulatory performance over the past several years, leaving the company with a robust portfolio of new product opportunities that should ultimately translate to a significant recovery in topline and EPS performance.”

- Chris Schott, JP Morgan, 6/20/12

“We estimate that by F2019, FRX’s new product launches and late stage pipeline have the potential to generate sales of $4B+ which could more than offset Lexapro and Namenda sales lost to generic competition. The bottom line is that FRX has many potential shots on goal to increase its earnings potential with a full pipeline, large cash balance and no debt.”

- Louise Chen, Auriga, 4/26/12

“Forest’s strong balance sheet, robust cash flow and leverageable commercial platform should provide the company with the ability to grow revenues at an attractive rate after the loss of Lexapro and Namenda.”

- William Tanner, Colleen Mackay and Meredith Cheng, Lazard, 6/11/12

“Forest has had an amazing success rate with respect to moving its pipeline forward. And it should be commended for this (above normal) success rate.”

- Marc Goodman, Ami Fadia and Derek Yuan, UBS, 6/21/2012

CORPORATE GOVERNANCE IS A CONTINUING PRIORITY OF YOUR STRONG AND INDEPENDENT BOARD

Forest’s Board represents a balance of continuing leadership and new perspectives, including five new independent directors, half of the existing Board, in the last six years. In 2011, our shareholders elected three new highly qualified and experienced independent directors to our Board, adding to the Board’s financial acumen, operational skills, investor perspective and corporate governance leadership.

In keeping with our commitment to shareholders, the three new independent directors elected in 2011 have been extremely active, have taken leadership roles on key committees, and each currently serves on two Board committees.

Christopher J. Coughlin, Lead Director of Dun & Bradstreet, former Chief Financial Officer and Executive Vice President of Tyco International, and former Chief Financial Officer of Pharmacia Corporation, serves as Chairman of the Audit Committee and is a member of the Compensation Committee;

Gerald M. Lieberman, former President and Chief Operating Officer of AllianceBernstein, serves as Chairman of the Nominating and Governance Committee and is a member of the Compensation Committee; and

Brenton L. Saunders, Chief Executive Officer of Bausch + Lomb, serves on our Board Compliance Committee and Compensation Committee.

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In addition, Dr. Nesli J. Basgoz. the Associate Chief for Clinical Affairs, Division of Infectious Diseases at Massachusetts General Hospital, was elected to our Board in 2006, and Dr. Peter J. Zimetbaum, Director of Clinical Cardiology at Beth Israel Deaconess Medical Center and Associate Professor of Medicine at Harvard Medical School, joined in 2009. Dr. Basgoz and Dr. Zimetbaum each serve on both the Board Compliance Committee and the Nominating and Governance Committee. As set forth above, these Board members include a current CEO, former CFO and former COO of major corporations and top medical professionals from two of the country’s leading medical institutions.

These individuals join our other board members with diverse and complementary backgrounds spanning a wide range of disciplines, such as medicine, law, business, accounting and finance. The board members include a former Chairman of the American Bar Association’s Committee on Law and Accounting and former Dean of the Faculty of the Mt. Sinai Medical School in New York. Mr. Icahn’s claim that any of our directors could be dominated by management or anyone else is completely baseless and defies common sense.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR OUR FULL SLATE OF 10 HIGHLY QUALIFIED DIRECTORS AT THE ANNUAL MEETING

Our Board is both determined-and well equipped-to ensure that Forest continues to advance its robust, late- stage pipeline and execute its commercialization strategy. Over the past year, we have taken additional steps to enhance our corporate governance and compensation policies in response to shareholder feedback, to incorporate best practices, and to address the evolving needs of Forest’s business. For example, this year the Compensation Committee of the Board of Directors-which includes all three of our new directors added in 2011 - retained an independent compensation consultants review senior executive compensation at Forest Subsequent to that review, the Committee implemented new stock ownership guidelines for directors and senior executives and made changes to Forest’s compensation program to continue our policy of aligning director and executive pay with shareholder interests.

In addition, as we previously disclosed, the Board is engaged in ongoing succession planning. In November 2010, we announced a series of senior executive promotions, which were implemented to ensure a successful CEO transition at the appropriate time by moving a number of our most talented employees into roles of increasing responsibility. Elaine Hochberg was promoted to Executive Vice President (EVP) and Chief Commercial Officer; Frank Perier Jr. was promoted to EVP Finance and Administration and Chief Financial Officer; David Solomon was promoted to Senior Vice President (SVP) Corporate Development and Strategic Planning; and Dr. Marco Taglietti was promoted to SVP Research and Development and President, Forest Research Institute.

The independent directors have a deep bench of management talent from which to evaluate potential CEO successors. The process is being led by our independent directors, who have directly retained Spencer Stuart, a leading executive search and recruitment firm, to assist with the succession process, including the consideration of internal and external candidates.

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Our Board recognizes that a commitment to good governance must be a continuing priority for any company. To ensure our policies remain aligned with our business needs and the most current best practices - and to fulfill the commitment we made to shareholders last year-we are consulting with Robert C. Clark, a Harvard University Distinguished Service Professor and former Dean of Harvard Law School. A leading authority in corporate law and corporate governance, Dean Clark advised us on our corporate governance policies, including the succession process. Our full Board intends to further this commitment by continuing to consult with experts on an annual basis. Additional steps the Company has taken to enhance its corporate governance are detailed in a publicly available corporate governance white paper, found in the Corporate Governance section of Forest’s website.

WE STRONGLY URGE YOU TO REJECT ICAHN’S NOMINEES

You will recall that Carl Icahn, the well-known corporate raider now trying to reinvent himself as a corporate governance guru, waged-and lost-a proxy contest against Forest in 2011. Despite our clear progress and promising future, Mr. Icahn is again seeking to replace four members of Forest’s Board and recycling many of the same baseless arguments that were rejected last year by an overwhelming majority of Forest shareholders.

We believe Mr. Icahn’s 2012 slate is even weaker than last year’s. It is led by Eric Ende, who was nominated by Mr. Icahn last year and received the fewest number of votes of any of the fourteen director nominees in 2011. Eric Ende also has a highly unusual compensation arrangement with Mr. Icahn that a corporate governance expert has already drawn into question because it gives him incentives to favor Icahn’s profits over the interests of the rest of our shareholders. Another of Mr. Icahn’s nominees, Daniel Ninivaggi, is a salaried employee of Icahn Enterprises with no pharma experience. In addition, Mr. Icahn has nominated Andrew Fromkin and Pierre Legault, both of whom have limited relevant experience; even more troubling, we believe Mr. Fromkin is conflicted as a result of his prior association with Clinical Data, a company we acquired in 2011. Forest’s Board has carefully reviewed and considered Mr. Icahn’s nominees and has determined that his candidates are far less qualified than our slate of experienced directors.

Mr. Icahn has had an open invitation to discuss his ideas or provide feedback since his defeat at last year’s Annual Meeting. Rather than engaging in a constructive dialogue over the past year, Mr. Icahn did not contact the Company until he threatened another proxy contest in late May, and has since resorted to his standard playbook of wild allegations, rants and litigation tactics. This type of mud-slinging is pointless, tiresome and counterproductive for shareholders.

OUR PROMISE TO SHAREHOLDERS

Over the past year, we have worked hard to fulfill our commitments to you and we will continue to do so. As we move forward, we will remain keenly focused on serving your interests, working constructively with our active, strong and independent Board, and continuing to develop our pipeline and product portfolio-which is the key to building shareholder value

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Your Vote is Important - Please Submit the WHITE Proxy Card Today

Forest’s upcoming Annual Meeting is an important event in shaping our future. Forest’s Board unanimously recommends that you vote for all of our highly qualified director nominees on the WHITE proxy card. You may vote by telephone, Internet, or by signing, dating and returning the enclosed WHITE proxy card in the postage- paid envelope. We also urge you to discard any GOLD proxy card sent to you by Mr. Icahn or his affiliates.

On behalf of the Board of Directors, we thank you for your continued support of our Company.

Sincerely,

/s/

Howard Solomon

Chairman of the Board and Chief Executive Officer

/s/

Kenneth E. Goodman Presiding Independent Director

Forward-Looking Information

Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings.

Important Additional Information

Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. Forest Laboratories has filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3,4 and 5, which can be found at the Company’s website (www.frx.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security

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Important Additional Information

Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. Forest Laboratories has filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.frx.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and other materials to be filed with the SEC in connection with Forest Laboratories’ 2012 Annual Meeting. Information can also be found in Forest’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 25, 2012. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

This document contains quotes and excerpts from certain previously published material. Unless otherwise indicated, consent of the author and publication has not been obtained to use the material as proxy soliciting material.

If you have any questions, require assistance with voting your WHITE proxy card,

or need additional copies of the proxy materials, please contact:

MACKENZIE

PARTNERS, INC.

105 Madison Avenue

New York, NY 10016

frxproxy@mackenziepartners.com

(212) 929-5500 (Call Collect)

Or

TOLL-FREE (800) 322-2885

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New York, NY 10016

frxproxy@mackenziepartners.com

(212) 929-5500 (Call Collect)

Or

TOLL-FREE (800) 322-2885

Investor Contact

Frank J. Murdolo

Vice President - Investor Relations, Forest Laboratories, Inc.

1-212-224-6714

media.relations@frx.com

Media Contacts:

Sard Verbinnen & Co

Hugh Burns/Renee Soto/Lesley Bogdanow 1-212-687-8080

Additional Investor Contacts:

MacKenzie Partners Dan Burch 1-212-929-5748 Charlie Koons

1-212-929-5708

###

[1] Permission to use quotations neither sought nor obtained.

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FOREST LABORATORIES ISSUES RESPONSE TO CARL ICAHN LETTER

NEW YORK, July 2, 2012 - Forest Laboratories, Inc. (NYSE: FRX) today issued the following statement in response to a letter it received from Carl C. Icahn:

“We are not surprised by Mr. Icahn’s theatrical display of self-serving rhetoric, but his public rants do not serve any useful purpose. Forest has always been willing to listen to its shareholders who offer substantive and helpful suggestions. We believe that the Company’s shareholders support our prospects to build value. Forest continues to advance its pipeline and is well positioned for the future. As we did last year when Forest shareholders decisively rejected his slate, we will respond appropriately to Mr. Icahn in due course.”

About Forest Laboratories

Forest Laboratories’ (NYSE: FRX) longstanding global partnerships and track record developing and marketing pharmaceutical products in the United States have yielded its well-established central nervous system and cardiovascular franchises and innovations in anti-infective, respiratory, gastrointestinal and pain management medicine. Forest’s pipeline, the most robust in its history, includes product candidates in all stages of development across a wide range of therapeutic areas. The Company is headquartered in New York, NY. To learn more, visit www.FRX.com.

Forward-Looking Information

Except for the historical information contained herein, this release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings.

Important Additional Information

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Forward-Looking Information

Except for the historical information contained herein, this release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings.

Important Additional Information

Forest Laboratories has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2012 Annual Meeting of Shareholders and intends to file a definitive proxy statement as well. The definitive proxy statement and white proxy card will be mailed to shareholders of Forest. Forest Laboratories, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.frx.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC in connection with Forest Laboratories’ 2012 Annual Meeting. Information can also be found in Forest’s Annual Report on Form 10-K for the year ended March 31,2012, filed with the SEC on May 25,2012. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

Investor Contact:

Frank J. Murdolo

Vice President - Investor Relations, Forest Laboratories, Inc.

1-212-224-6714

media.relations@frx.com

Media Contacts:

Sard Verbinnen & Co

Hugh Burns/Renee Soto/Lesley Bogdanow 1-212-687-8080

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statement as well. The definitive proxy statement and white proxy card will be mailed to shareholders of Forest. Forest Laboratories, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.frx.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC in connection with Forest Laboratories’ 2012 Annual Meeting. Information can also be found in Forest’s Annual Report on Form 10-K for the year ended March 31,2012, filed with the SEC on May 25, 2012. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

Investor Contact:

Frank J. Murdolo

Vice President - Investor Relations, Forest Laboratories, Inc.

1-212-224-6714

media.relations@frx.com

Media Contacts:

Sard Verbinnen & Co

Hugh Burns/Renee Soto/Lesley Bogdanow 1-212-687-8080

# # #

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FOREST LABORATORIES ISSUES STATEMENT ON ICAHN LETTER

NEW YORK, June 29, 2012 - Forest Laboratories, Inc. (NYSE: FRX) today issued the following statement in response to a letter it received from Carl C. Icahn:

“We regret that Mr. Icahn has resorted once again to his tired playbook designed for maximum distortion, distraction and litigation rather than engaging constructively with the Company. Mr. Icahn continues to ignore the substantial progress Forest has made over the past year, including the launches of Teflaro, Daliresp and Viibryd in 2011 and the filing of NDAs for aclidinium and linaclotide, which we expect will be approved in the coming months. Instead, Mr. Icahn is simply recycling arguments that were rejected last year by the vast majority of Forest shareholders, and has nominated a director slate led by Eric Ende, who received the lowest number of votes of any of the fourteen nominees to Forest’s board last year. While we remain prepared to engage in a reasonable dialogue with Mr. Icahn, we think most people see through his attempt to reinvent himself as a ‘governance guru.’

“With respect to his comments about succession, the idea that Forest has been less than forthcoming could not be further from the truth. In November 2010, Forest announced a series of senior executive promotions, which were implemented to ensure a successful CEO transition at the appropriate time. As previously disclosed, the Company is engaged in ongoing succession planning, led by its independent directors, who have retained a leading executive search and recruitment firm to, among other things, provide internal candidate evaluation and external candidate benchmarking services. Howard Solomon is one of the most successful CEOs in the industry and it would be both inappropriate and unusual to announce his successor at this time.

“Mr. Icahn is also wrong when he states that Forest has not fulfilled its commitment to consult with a leading corporate governance expert. The Company has consulted with Dean Robert Clark of Harvard Law School, who has advised the Company on a range of topics, including the succession process. The Company has not only consulted with Dean Clark, but it has taken several steps to enhance its corporate governance, which are publicly available on the Corporate Governance section of the Forest website.”

About Forest Laboratories

Forest Laboratories’ (NYSE: FRX) longstanding global partnerships and track record developing and marketing pharmaceutical products in the United States have yielded its well-established central nervous system and

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About Forest Laboratories

Forest Laboratories’ (NYSE: FRX) longstanding global partnerships and track record developing and marketing pharmaceutical products in the United States have yielded its well-established central nervous system and cardiovascular franchises and innovations in anti-infective, respiratory, gastrointestinal and pain management medicine. Forest’s pipeline, the most robust in its history, includes product candidates in all stages of development across a wide range of therapeutic areas. The Company is headquartered in New York, NY. To learn more, visit www.FRX.com.

Forward-Looking Information

Except for the historical information contained herein, this release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings.

Important Additional Information

Forest Laboratories has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2012 Annual Meeting of Shareholders and intends to file a definitive proxy statement as well. The definitive proxy statement and white proxy card will be mailed to shareholders of Forest. Forest Laboratories, its directors and certain of its executive officers maybe deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.frx.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC in connection with Forest Laboratories’ 2012 Annual Meeting. Information can also be found in Forest’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 25, 2012. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

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Forest Laboratories has fled a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the 2012 Annual Meeting of Shareholders and intends to file a definitive proxy statement as well. The definitive proxy statement and white proxy card will be mailed to shareholders of Forest. Forest Laboratories, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.frx.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC in connection with Forest Laboratories’ 2012 Annual Meeting. Information can also be found in Forest’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 25, 2012. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

Investor Contact:

Frank J. Murdolo

Vice President-Investor Relations, Forest Laboratories, Inc.

1-212-224-6714

media.relations@frx.com

Media Contacts:

Sard Verbinnen & Co

Hugh Burns/Renee Soto/Lesley Bogdanow

1-212-687-8080

###

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FOREST LABORATORIES COMMENTS ON ICAHN DIRECTOR NOMINATIONS

NEW YORK, June 19, 2012 - Forest Laboratories, Inc. (NYSE: FRX) today announced that it has received notice from entities affiliated with Carl C. Icahn stating their intention to nominate four individuals to Forest’s ten-member Board of Directors for election at the Company’s 2012 Annual Meeting. Mr. Icahn’s prior filing on May 30th named only Eric J. Ende as a nominee. The additional nominees in the amended filing are: Andrew J. Fromkin, Pierre Legault and Daniel A. Ninivaggi.

In a statement, the Company said: “As we noted on May 30th, the Nominating and Governance Committee of the Board will evaluate Mr. Icahn’s nominees. We have a strong and independent Board, including three new independent directors elected last year, who are committed to acting in the best interests of all of Forest’s shareholders. We believe Forest is very well positioned to build on its longstanding track record of successful value creation.”

Forest also received a request from Mr. Icahn seeking to inspect certain books and records of the Company. While the Company believes the characterizations in Mr. Icahn’s demand are generally unsupported and inaccurate, it will evaluate the merits of the demand and determine in due course what documents, if any, Mr. Icahn is entitled to under Delaware Law.

About Forest Laboratories

Forest Laboratories’ (NYSE: FRX) longstanding global partnerships and track record developing and marketing pharmaceutical products in the United States have yielded its well-established central nervous system and cardiovascular franchises and innovations in anti-infective, respiratory, gastrointestinal and pain management medicine. Forest’s pipeline, the most robust in its history, includes product candidates in all stages of development across a wide range of therapeutic areas. The Company is headquartered in New York, NY. To learn more, visit www.FRX.com.

Forward-Looking Information

Except for the historical information contained herein, this release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and

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uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings.

Important Additional Information

Forest Laboratories, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. Forest Laboratories intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.frx.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Forest Laboratories’ 2012 Annual Meeting. Information can also be found in Forest’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 25, 2012. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

Investor Contact:

Frank J. Murdolo

Vice President - Investor Relations, Forest Laboratories, Inc.

1-212-224-6714

media.relations@frx.com

Media Contacts:

Sard Verbinnen & Co

Hugh Burns/Renee Soto/Lesley Bogdanow

1-212-687-8080

###

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FOREST LABORATORIES COMMENTS ON ICAHN 13D FILING

NEW YORK, May 30, 2012 - Forest Laboratories, Inc. (NYSE: FRX) today issued the following statement in response to a Form 13D filing with the Securities and Exchange Commission (SEC) by High River Limited Partnership and other entities affiliated with Carl C. Icahn, stating an intention to nominate a minority slate of candidates, including Dr. Eric Ende, for election to Forest’s Board of Directors at the Company’s 2012 Annual Meeting.

With the exception of Dr. Ende, who was one of the nominees that Mr. Icahn unsuccessfully put forth at the 2011 Forest Annual Meeting, Mr. Icahn’s proposed slate of nominees has not yet been identified. If Mr. Icahn makes the nomination, the Nominating and Governance Committee of Forest’s Board will evaluate the nominees and make a recommendation. All of Forest’s directors are up for reelection at the 2012 Annual Meeting.

Howard Solomon, Chairman, Chief Executive Officer and President of Forest said, “We always value constructive input from our shareholders, but we are puzzled and disappointed that Mr. Icahn’s first chosen method of engagement since last year is the threat of yet another proxy contest.”

Mr. Solomon continued, “Forest Laboratories is strong and performing well. We are executing on the plan outlined last year. We have continued to advance our late stage R&D pipeline through the FDA, successfully launched Daliresp and Viibryd - our two most recent primary care products - and reported solid financial performance for fiscal 2012 as we managed expected patent expirations. We are optimistic about our future prospects and believe we are well positioned to build on our strong track record of success, while continuing to deliver groundbreaking therapies to the patients and communities we serve.”

“Our talented leadership team - including a strong, experienced and independent Board - remains focused on continuing to build sustainable momentum and value for all shareholders. Last year, we substantially strengthened our Board, adding three new independent directors: Christopher Coughlin, Gerald Lieberman and Brenton Saunders, each of whom serves on two of our Board committees. These additions have enhanced our Board through their operational skills, financial acumen, investor perspective, compliance expertise, and corporate governance experience.”

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Solomon noted that all three of the new independent directors are members of the Compensation Committee;

Mr. Coughlin serves as the chairman of the Audit Committee; Mr. Lieberman serves as chairman of the Nominating and Corporate Governance Committee; and Mr. Saunders serves on our Board Compliance Committee.

About Forest Laboratories

Forest Laboratories’ (NYSE: FRX) longstanding global partnerships and track record developing and marketing pharmaceutical products in the United States have yielded its well-established central nervous system and cardiovascular franchises and innovations in anti-infective, respiratory, gastrointestinal and pain management medicine. Forest’s pipeline, the most robust in its history, includes product candidates in all stages of development across a wide range of therapeutic areas. The Company is headquartered in New York, NY. To learn more, visit www.FRX.com.

Forward-Looking Information

Except for the historical information contained herein, this release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings.

Important Additional Information

Forest Laboratories, its directors and certain of its executive officers maybe deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. Forest Laboratories intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.frx.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Forest Laboratories’ 2012 Annual Meeting. Information can also be found in Forest’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 25,2012. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

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pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings.

Important Additional Information

Forest Laboratories, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. Forest Laboratories intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.fnc.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Forest Laboratories’ 2012 Annual Meeting. Information can also be found in Forest’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 25, 2012. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Forest Laboratories’ website at www.fnc.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

Investor Contact:

Frank J. Murdolo

Vice President - Investor Relations, Forest Laboratories, Inc.

1-212-224-6714

media.relations@frx.com

Media Contacts:

Sard Verbinnen & Co

Hugh Burns/Renee Soto/Lesley Bogdanow

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07.09.2012 Letter to Our Shareholders

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Our Nominees

Howard Solomon

Director since 1964

Mr. Solomon, 84, is Chairman, Chief Executive Officer and President of Forest. He began his career as an attorney at leading law firms in New York and joined Forest in 1964 as a director and secretary of the Board while serving as outside counsel for the Company. He became CEO of Forest in 1977 and Chairman in 1998.

Mr. Solomon is a Trustee of the New York Presbyterian Hospital and previously served on the Board of Cold Spring Harbor Laboratories. He is currently a member of the Executive Committee of the Board of Directors of the Metropolitan Opera and Chairman of its Finance Committee. He also serves on the Board of the New York City Ballet. Mr. Solomon graduated from the City College of New York and holds a J.D. from Yale University.

We believe that Mr. Solomon’s experience as a senior executive and leader in our industry, his in-depth knowledge of our Company and its day-to-day operations and his strong record and strategic vision for the Company qualify him to serve on our Board.

Nesli Basgoz, M.D.

Director since 2006

Dr. Basgoz, 54, is the Associate Chief for Clinical Affairs, Division of Infectious Diseases at Massachusetts General Hospital (MGH) and serves on the hospital’s Board of Trustees. In addition, Dr. Basgoz is an Associate Professor of Medicine at Harvard Medical School. Previously, she served as Clinical Director in the Infectious Diseases Division of MGH for six years. Dr. Basgoz earned her M.D. Degree and completed her residency in internal medicine at Northwestern University Medical School. She also completed a fellowship in the Infectious Diseases Division at the University of California at San Francisco. She is board certified in both infectious diseases and internal medicine.

Dr. Basgoz’s broad medical expertise and nationally recognized leadership in the medical field, as well as her extensive clinical trial experience has equipped her to effectively advise the Board and management with respect to many strategic matters, including navigating regulatory approvals and the clinical trial process. Moreover, her

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Nesli Basgoz, M.D.

Director since 2006

Dr. Basgoz, 54, is the Associate Chief for Clinical Affairs, Division of Infectious Diseases at Massachusetts General Hospital (MGH) and serves on the hospital’s Board of Trustees. In addition, Dr. Basgoz is an Associate Professor of Medicine at Harvard Medical School. Previously, she served as Clinical Director in the Infectious Diseases Division of MGH for six years. Dr. Basgoz earned her M.D. Degree and completed her residency in internal medicine at Northwestern University Medical School. She also completed a fellowship in the Infectious Diseases Division at the University of California at San Francisco. She is board certified in both infectious diseases and internal medicine.

Dr. Basgoz’s broad medical expertise and nationally recognized leadership in the medical field, as well as her extensive clinical trial experience has equipped her to effectively advise the Board and management with respect to many strategic matters, including navigating regulatory approvals and the clinical trial process. Moreover, her particular expertise in infectious diseases has enabled Dr. Basgoz to advise the Board and management with respect to the Company’s current and potential portfolio of drugs within the relevant indications, including Forest’s recently launched Teflaro® product and other antibiotics under development at the Company.

Christopher J. Coughlin

Director since 2011

Mr. Coughlin, 59, most recently served as Executive Vice President and Chief Financial Officer of Tyco International from 2005 to 2010 and remains an advisor to Tyco. During his tenure, he played a central role in the separation of Tyco into three independent, public companies and provided financial leadership surrounding major transactions, including the $2 billion acquisition of Broadview Security, among many other responsibilities and accomplishments. Prior to joining Tyco, he worked as the Chief Operating Officer of the Interpublic Group of Companies from June 2003 to December 2004, as Chief Financial Officer from August 2003 to June 2004 and as a director from July 2003 to July 2004. Previously, Mr. Coughlin was Executive Vice President and Chief Financial Officer of Pharmacia Corporation from 1998 until its acquisition by Pfizer in 2003. Prior to that, he was Executive Vice President of Nabisco Holdings and President of Nabisco International. From 1981 to 1996 he held various positions, including Chief Financial Officer, at Sterling Drug. Mr. Coughlin is currently serving as the lead independent director on the board of Dun & Bradstreet, where he is a member of the Audit Committee and the Compensation and Benefits Committee. He also serves on the board of Covidien plc, where he is Chair of the Compliance Committee and a member of its Transaction Committee. In addition, Mr. Coughlin previously served on the boards of the Interpublic Group of Companies, Monsanto Company and Perrigo Company. Mr. Coughlin has a B.S. in accounting from Boston College.

A veteran of service and leadership on public company boards, Mr. Coughlin’s wide array of senior management positions in global companies, pharmaceutical background, finance experience and compliance and governance expertise enhances the Board’s ability to make strategic decisions for the long-term growth of the Company.

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Dan L. Goldwasser

Director since 1977

Mr. Goldwasser, 72, is a retired attorney. During the early part of his legal career he practiced corporate and securities law representing both public and private corporations. From 1992 through 2011 he was a shareholder in the law firm Vedder Price, P.C. where he was a member of the firm’s Accounting Law Practice Group. During this period Mr. Goldwasser served as Chairman of the American Bar Association’s Business Law Section’s Committee on Law and Accounting and as the American Bar Association’s Co-Chairman of the National Conference of Lawyers and Certified Public Accountants. Each year from 1994 through 2004 he was named by the editors of Accounting Today as “one of the 100 most influential people in accounting.” From 2003 to 2006, he also was a member of the Auditing Standards Board of the American Institute of Certified Public Accountants. Mr. Goldwasser holds a B.A. from Harvard University and an LL.B from Columbia Law School where he taught “Accounting for Lawyers.”

Mr. Goldwasser’s knowledge of federal and state corporate and securities laws, leadership roles in accounting organizations, service on the AlCPA’s Auditing Standards Board, expertise in legal, regulatory and accounting matters and his deep understanding of Forest’s business make him a valuable contributor to the Board.

Kenneth E. Goodman

Director since 1998

Mr. Goodman, 64, is the former President and Chief Operating Officer of Forest, a position that he held from 1998 to 2006. For eighteen years prior thereto, Mr. Goodman served as Forest’s Vice President, Finance and Chief Financial Officer and was named Executive Vice President, Operations in February 1998. From 1975 to 1980, he served as a senior financial officer at Wyeth, and before that, as a C.P.A at Main Hurdman, which is now part of KPMG LLP. Mr. Goodman currently serves Syracuse University as Vice Chairman of the Board of Trustees, a member of the Executive Committee and Chairman of the Audit Committee; he previously served as Chairman of the Budget Committee. He is also Chairman of the International Board of Directors of the Israel Cancer Research Fund and Co-Chairman of its New York Board. Mr. Goodman is a C.P.A and holds a B.S. degree from The Whitman School of Management at Syracuse University.

Mr. Goodman’s intimate knowledge of the Company’s operations, having served as President and Chief Operating Officer of Forest with broad responsibility for sales, commercial operations, compliance, manufacturing operations, information technology and other areas, his substantial expertise in financial matters, and his service as an important interface between management and the Board as its presiding independent director, make him a valuable member of the Board.

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Gerald M. Lieberman

Director since 2011

Mr. Lieberman, 65, most recently served as the President and Chief Operating Officer, as well as a member of the board of directors of AllianceBernstein from 2004 to 2009, where he oversaw several critical functions for AllianceBernstein, including finance, global risk management, technology, operations, human resources and investor and public relations. In addition, he was instrumental in developing AllianceBernstein’s global integrated platform and enhancing its corporate governance and financial transparency. Prior to joining AllianceBernstein in 1998, Mr. Lieberman held a number of senior positions at Fidelity Investments from 1993 to 1998, including Chief Financial Officer and Chief of Administration and he was a member of Fidelity’s operating committee, reporting directly to the Chairman. Before joining Fidelity, Mr. Lieberman spent 14 years with Citicorp, where he served as Senior Human Resources Officer and a member of the policy committee, reporting to the Company’s Chairman and Chief Executive Officer. At Citicorp, he also held several other senior leadership positions, including Chief Executive Officer of Citibank Mexico and Division Head of Latin America. Mr. Lieberman is currently serving as a director at Computershare. He served 9 years as a trustee of the University of Connecticut Foundation and was a practicing C.P.A with Arthur Anderson. He received a B.S. from the University of Connecticut and attended New York University’s Graduate School of Business Administration.

Mr. Lieberman’s senior roles at AllianceBernstein and Fidelity Investments, premier investment and asset management firms, and his breadth and depth of experiences, including his finance and accounting expertise and career-long focus on risk management, enable him to provide important and valuable perspectives to the Board.

Lawrence S. Olanoff, M.D., Ph.D.

Director since 2006

Dr. Olanoff, 60, served as Forest’s Chief Operating Officer from 2006 to 2010 and currently serves as Senior Scientific Adviser to the Company. From July 2005 to October 2006, Dr. Olanoff was President and Chief Executive Officer at Celsion Corporation, an oncology drug development company. He also served as Executive Vice President and Chief Scientific Officer of Forest from 1995 to 2005. Prior to joining Forest in 1995, Dr. Olanoff served as Senior Vice President of Clinical Research and Development at Sandoz Pharmaceutical Corporation (now a division of the Novartis Group) and at the Upjohn Company in a number of positions including Corporate Vice President of Clinical Development and Medical Affairs. Over his entire career, he was involved in 30 product approvals. In addition, he is currently an adjunct Assistant Professor and Special Advisor to the President for Corporate Affairs at the Medical University of South Carolina (MUSC), a Director Emeritus of the MUSC Foundation for Research Development, which is a non-profit foundation created to benefit the university, as well as the Chairman of the Board of Ariel Pharmaceuticals, Inc., a private, development-stage pharmaceutical company. He holds a Ph.D. in biomedical engineering and an M.D. degree from Case Western Reserve University.

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Dr. Olanoff's detailed knowledge of the pharmaceutical industry, his broad operational experience and research and development leadership over the course of his career at Forest, Sandoz and Upjohn, including with respect to thirty product approvals, and his service as a senior executive and intimate knowledge of Forest's operations combine to make him an important asset to the Board.

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Lester B. Salans, M.D.
Director since 1998

Dr. Salans, 76, is a Clinical Professor and member of the Clinical Attending Staff of Internal Medicine at the Mount Sinai Medical School. Prior thereto, Dr. Salans was a senior executive at Sandoz Pharmaceutical Corporation (now a division of the Novartis Group). Dr. Salans is a former Director of the National Institutes of Arthritis, Diabetes, Digestive and Kidney Diseases of the National Institutes of Health. He was a Professor of Medicine and Dean of the Faculty of the Mt. Sinai Medical School and Senior Vice President of the Mt. Sinai Medical Center in New York. He served as Professor of Medicine and Director of the Division of Endocrinology at the Dartmouth Hitchcock Medical Center, Hanover, from 1968-1975. He also founded and is president of LBS Advisors, Inc., a consultancy serving several pharmaceutical and biotechnology companies, academic institutions, the National Institutes of Health and many investment firms. He serves on the board of directors of PharmaIN Corporation, a biopharmaceutical company. Dr. Salans earned a B.A. from University of Michigan and M.D. from University of Illinois.

Dr. Salans' recognized leadership in the medical field, his varied positions in the pharmaceutical sector, and particular medical expertise in the fields of diabetes mellitus, obesity and endocrinology and clinical research experience bring valuable perspectives to the Board on research and development matters generally and with respect to the Company's current and potential portfolio drugs within such indications. As a practicing physician in addition to his other roles, Dr. Salans bridges the gap between basic science and clinical medicine, enabling him to offer valuable insights to the Board.

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Brenton L. Saunders
Director since 2011

Mr. Saunders, 42, has been the Chief Executive Officer and President of Bausch + Lomb and a board director since March 2010. Previously, Mr. Saunders served as a senior executive with Schering-Plough from 2003 to 2010, most recently as President of Global Consumer Health Care. He also served as Head of Integration for both Schering-Plough's merger with Merck & Co. and for its $16 billion acquisition of Organon BioSciences. Before joining Schering-Plough, Mr. Saunders was a Partner and Head of the Compliance Business Advisory Group at PricewaterhouseCoopers LLP from 2000 to 2003. Prior to that, he was Chief Risk Officer at Coventry Health Care between 1998 and 1999 and a co-founder of the Health Care Compliance Association in 1995. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System. In addition to the Bausch + Lomb board, he serves on the boards of ElectroCore LLC and the Overlook Hospital

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Brenton L. Saunders

Director since 2011

Mr. Saunders, 42, has been the Chief Executive Officer and President of Bausch + Lomb and a board director since March 2010. Previously, Mr. Saunders served as a senior executive with Schering-Plough from 2003 to 2010, most recently as President of Global Consumer Health Care. He also served as Head of Integration for both Schering-Plough’s merger with Merck & Co. and for its $16 billion acquisition of Organon BioSciences. Before joining Schering-Plough, Mr. Saunders was a Partner and Head of the Compliance Business Advisory Group at PricewaterhouseCoopers LLP from 2000 to 2003. Prior to that, he was Chief Risk Officer at Coventry Health Care between 1998 and 1999 and a co-founder of the Health Care Compliance Association in 1995. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System. In addition to the Bausch + Lomb board, he serves on the boards of ElectroCore LLC and the Overlook Hospital Foundation. He is also the former Chairman of the New York chapter of the American Heart Association. Mr. Saunders was also recently named to the Federal Reserve Bank of New York’s Upstate New York Regional Advisory Board. He received a B.A. from the University of Pittsburgh, an M.B.A. from Temple University School of Business, and a J.D. from Temple University School of Law.

Mr. Saunders’ leadership experience as CEO of a global, branded healthcare company and deep pharmaceutical experience make him an asset to the Board. In addition to his other attributes, his 15 years of senior compliance experience and broad regulatory expertise at a number of different companies, including Bausch + Lomb and Schering-Plough, are particularly valuable.

Peter J. Zimetbaum, M.D.

Director since 2009

Dr. Zimetbaum, 48, has served as Director of Clinical Cardiology at Beth Israel Deaconess Medical Center in Boston (BIDMC) since 2005 and is the Director of ECG and Arrhythmia Core Laboratory at the Harvard Clinical Research Institute. Additionally, since 2006, Dr. Zimetbaum has been an Associate Professor of Medicine at the Harvard Medical School (HMS), and he currently serves on the HMS Standing Committee on Conflicts of Interest. Dr. Zimetbaum received his M.D. degree from the Albert Einstein College of Medicine in 1990 and is board certified in both cardiovascular medicine and cardiovascular electrophysiology.

Dr. Zimetbaum’s extensive experience in the practice of medicine and clinical trials provides the Board and management with the perspectives of physicians and other healthcare providers who use the Company’s products and with insight into the clinical trial process. His expertise in cardiology, including the cardiovascular safety profile of products, is a valuable resource to the Board and management in analyzing and developing current and potential portfolio drugs. In addition, his service on Harvard Medical School’s conflict of interest committee provides the Company with important insights on the ethics of healthcare.

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SEC Filings

Date	Title	Type
07.09.2012	FOREST LABORATORIES PROXY STATEMENT	DEFC14A
07.03.2012	FOREST LABORATORIES ISSUES RESPONSE TO CARL ICAHN LETTER	DEFA14A
06.29.2012	FOREST LABORATORIES ISSUES STATEMENT ON ICAHN LETTER	DEFA14A
06.28.2012	FOREST LABORATORIES PRELIMINARY PROXY STATEMENT	PREC14A
06.21.2012	LETTER TO EMPLOYEES	DEFA14A
06.19.2012	FOREST LABORATORIES COMMENTS ON ICAHN DIRECTOR NOMINATIONS	DEFA14A
05.31.2012	LETTER TO EMPLOYEES	DEFA14A
05.30.2012	FOREST LABORATORIES COMMENTS ON ICAHN 13D FILING	DEFA14A
05.25.2012	FOREST LABORATORIES, INC. FORM 10-K MARCH 31, 2012	10-K

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© 2012 Forest Laboratories, Inc. | Important Information

July 9, 2012

Dear Fellow Shareholders,

Forest Laboratories, Inc.’s Annual Meeting of Shareholders will be held on August 15, 2012. This meeting comes at an important point for the future strategic direction of the Company, and our shareholders will face a key decision. Once again, Carl Icahn has nominated four individuals to the Forest Board – nominees we believe would not serve the interests of all shareholders. We strongly believe that Forest’s director nominees have the right experience, expertise, and insight to drive sustainable growth at Forest in 2012 and beyond.

Now is a very exciting time for Forest as we undergo a significant transition in our therapeutic portfolio, and we take pride in the progress we have made since our last Annual Meeting. Last year, we made a commitment to advance our late-stage pipeline, grow and diversify our product portfolio, and further enhance our corporate governance practices. We have done all of those things, and we continue to work to realize the full potential of our launched products, grow our company, and build value for our shareholders.

FOREST HAS CONTINUED TO ADVANCE ITS STRONG PRODUCT PORTFOLIO OVER THE PAST YEAR

Forest’s Board and leadership team are focused on building sustainable value for shareholders through the advancement of our product pipeline. As we promised you, Forest has made considerable progress toward the introduction of new products since our 2011 Annual Meeting last August. Reflecting the hard work begun years ago to identify, develop and bring to market new products, we launched Bystolic in 2008 and Savella in 2009. Building on this momentum, in 2011, we launched Teflaro, Daliresp and Viibryd. This past year, we also:

•	Filed a New Drug Application (NDA) with the U.S. Food and Drug Administration (FDA) for aclidinium, for the treatment of chronic obstructive pulmonary disease;

•	Filed an NDA for linaclotide, a novel therapy for the treatment of constipation-predominant irritable bowel syndrome and chronic constipation;

•

Announced positive results from the completed Phase III clinical program for levomilnacipran, an investigational agent for the treatment of adults with major depressive disorder, and announced that a 2012 NDA filing is being prepared;

FOREST LABORATORIES, INC.	909 THIRD AVENUE	NEW YORK, NY 10022-4731

•

Announced positive results from the completed Phase III program for cariprazine, an investigational antipsychotic agent for the treatment of adult patients with schizophrenia or acute mania associated with bipolar I disorder, and announced that a 2012 NDA filing is being prepared;

•

Enhanced the value of our product franchise by making significant progress on lifecycle programs, including beginning Phase III studies for aclidinium-formoterol (September 2011), ceftazidime-avibactam (December 2011) Bystolic-valsartan (January 2012), and preparing to launch Namenda XR (2013);

•	Received marketing approval from the European Medicines Agency (EMA) for Colobreathe dry powder inhaler for the treatment of cystic fibrosis and chronic lung infections; and

•	Secured the right to acquire BC-3781, a novel antibacterial agent, from Nabriva Therapeutics.

Over the last five years, Forest has received six product approvals in nine different indications. We expect the number of approvals to grow to eight with the aclidinium approval expected in July 2012 and the linaclotide approval expected in the third quarter of calendar 2012. We also expect to file NDAs for levomilnacipran and cariprazine later this calendar year.

Forest’s track record of new product development compares favorably to its specialty-pharma peers, as well as many of the industry’s largest companies. For example, Forest has had more new molecular entity approvals and new drug application (NDA)/BLA filings over the last three years than similarly-sized companies such as Shire or Warner Chilcott, and has had the same number or more than much larger companies like GlaxoSmithKline, AstraZeneca, Merck and Eli Lilly. Forest now boasts one of the strongest and most diverse product portfolios and pipelines in the industry, in large part due to our strong core competency in our key therapeutic focus areas and our status as a partner of choice, as evidenced by our numerous repeat collaborations.

We have a long track record of successful product selection, product development and sales and marketing execution – and the investments we are making to support our products are both prudent and necessary to help them reach their full potential. There are of course substantial upfront expenses associated with successfully developing and launching new products. However, we have managed our expenses carefully and have kept our costs at appropriate levels when taking into account the many new products we have in development and in the early-stage launch phase. This gives us great optimism about our future prospects, and we believe we will once again deliver substantial progress in the coming year.

OUR PRODUCT PORTFOLIO AND PIPELINE ARE A STRONG FOUNDATION FOR FUTURE GROWTH AND VALUE CREATION FOR SHAREHOLDERS

We have deliberately and strategically diversified our product portfolio so that we should not be dependent on any single product or therapeutic area. Today, Forest has one of the strongest, most diverse pipelines in pharma, with multiple branded products in six large therapeutic areas: cardiovascular, CNS, pain, gastrointestinal, respiratory and anti-infectives.

These areas are six of the eight most common disease states that primary care physicians (PCPs) treat. Having a broad portfolio of products to promote to PCPs will drive meaningful commercial synergies as Forest generates significant operating leverage from cross-selling multiple products to PCPs. For example, Forest already calls on approximately 80% of the physicians to which it expects to promote linaclotide when approved. Through its broad access to and understanding of these physicians, Forest can create higher product sales and more profitable products.

Forest’s PCP-centric business model and unique promotion capabilities are currently driving the strong product growth of our newest launches. Within the last year, Bystolic, Savella, Teflaro, Dalisresp and Viibryd have generated significant revenues driven by rapidly increasing market adoption rates and continued physician satisfaction. The strong prescription growth rates of Bystolic (20% vs. CQ1 2011), Viibryd (42% increase YTD), and Daliresp (42% increase YTD) offer further evidence that our pipeline plan is on course. Furthermore, given the respective market sizes and varied therapeutic area focus of each drug, we believe we have built a well-diversified product portfolio that has several potential candidates to reach blockbuster status.

For example, Bystolic, which was launched in a highly genericized market in 2008, is growing strongly, and in combination with valsartan, it could achieve blockbuster status. We also expect strong long-term growth trajectories for Viibryd, Daliresp, and Teflaro. We will employ the same prudent investment strategy to drive aclidinium and linaclotide upon product approvals this year, and we expect the combined sales of our portfolio of products to drive significant top-line growth and profitability in the years to come. But don’t take our word for it; see what pharmaceutical research analysts have to say:

PHARMACEUTICAL INDUSTRY ANALYSTS AGREE

FOREST IS WELL POSITIONED FOR THE FUTURE1

“Simple analysis supports significant pipeline value: A key element of our Buy thesis has been our view that the evolution of FRX’s pipeline has not been fully appreciated, and that this could change as investors revisit FRX in the wake of the Lexapro patent cliff and as numerous pipeline catalysts hit in 2012.”

– Gregg Gilbert, Gregory Fraser and Suman Kulkarni, Bank of America Merrill Lynch, 6/8/12

“[W]e can’t ignore FRX has been crushing it on the development side, and is flush with product launches to drive growth, cash to reload, and durable IP. We don’t see launches like the old days but linaclotide is as exciting an opp’y as Spec Pharma gets.”

– Corey Davis, Jefferies, 4/18/2012

“We rate FRX Outperform for several reasons including: (1) the underappreciated blockbuster potential of FRX’s aclidinium and aclidinium/formoterol franchise based on increasingly positive feedback from MEDACorp clinical and regulatory KOLs; (2) potential for sustained double-digit average sales growth through fiscal 2020 driven by seven new U.S. product launches; (3) considerable financial flexibility to execute accretive M&A transactions; and (4) FRX’s overall scarcity value following an unprecedented Phase III hit rate which should allow for up to seven out of seven new product approvals/launches in just 3-4 years…”

– Seamus Fernandez, Leerink Swann, 5/31/2012

“Management is transitioning Forest to an even more powerful commercial entity with deep therapeutic verticals, selling synergies, and a bright growth outlook beginning next year.”

– Irina Rivkind, Cantor Fitzgerald, 6/21/12

“Forest has had strong development and regulatory performance over the past several years, leaving the company with a robust portfolio of new product opportunities that should ultimately translate to a significant recovery in topline and EPS performance.”

– Chris Schott, JP Morgan, 6/20/12

“We estimate that by F2019, FRX’s new product launches and late stage pipeline have the potential to generate sales of $4B+ which could more than offset Lexapro and Namenda sales lost to generic competition. The bottom line is that FRX has many potential shots on goal to increase its earnings potential with a full pipeline, large cash balance and no debt.”

– Louise Chen, Auriga, 4/26/12

“Forest’s strong balance sheet, robust cash flow and leverageable commercial platform should provide the company with the ability to grow revenues at an attractive rate after the loss of Lexapro and Namenda.”

– William Tanner, Colleen Mackay and Meredith Cheng, Lazard, 6/11/12

“Forest has had an amazing success rate with respect to moving its pipeline forward. And it should be commended for this (above normal) success rate.”

– Marc Goodman, Ami Fadia and Derek Yuan, UBS, 6/21/2012

[1]	Permission to use quotations neither sought nor obtained.

CORPORATE GOVERNANCE IS A CONTINUING PRIORITY OF YOUR STRONG AND INDEPENDENT BOARD

Forest’s Board represents a balance of continuing leadership and new perspectives, including five new independent directors, half of the existing Board, in the last six years. In 2011, our shareholders elected three new highly qualified and experienced independent directors to our Board, adding to the Board’s financial acumen, operational skills, investor perspective and corporate governance leadership.

In keeping with our commitment to shareholders, the three new independent directors elected in 2011 have been extremely active, have taken leadership roles on key committees, and each currently serves on two Board committees.

•

Christopher J. Coughlin, Lead Director of Dun & Bradstreet, former Chief Financial Officer and Executive Vice President of Tyco International, and former Chief Financial Officer of Pharmacia Corporation, serves as Chairman of the Audit Committee and is a member of the Compensation Committee;

•	Gerald M. Lieberman, former President and Chief Operating Officer of AllianceBernstein, serves as Chairman of the Nominating and Governance Committee and is a member of the Compensation Committee; and

•	Brenton L. Saunders, Chief Executive Officer of Bausch + Lomb, serves on our Board Compliance Committee and Compensation Committee.

In addition, Dr. Nesli J. Basgoz, the Associate Chief for Clinical Affairs, Division of Infectious Diseases at Massachusetts General Hospital, was elected to our Board in 2006, and Dr. Peter J. Zimetbaum, Director of Clinical Cardiology at Beth Israel Deaconess Medical Center and Associate Professor of Medicine at Harvard Medical School, joined in 2009. Dr. Basgoz and Dr. Zimetbaum each serve on both the Board Compliance Committee and the Nominating and Governance Committee. As set forth above, these Board members include a current CEO, former CFO and former COO of major corporations and top medical professionals from two of the country’s leading medical institutions.

These individuals join our other board members with diverse and complementary backgrounds spanning a wide range of disciplines, such as medicine, law, business, accounting and finance. The board members include a former Chairman of the American Bar Association’s Committee on Law and Accounting and former Dean of the Faculty of the Mt. Sinai Medical School in New York. Mr. Icahn’s claim that any of our directors could be dominated by management or anyone else is completely baseless and defies common sense.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR OUR FULL SLATE OF 10 HIGHLY QUALIFIED DIRECTORS AT THE ANNUAL MEETING

Our Board is both determined – and well equipped – to ensure that Forest continues to advance its robust, late-stage pipeline and execute its commercialization strategy. Over the past year, we have taken additional steps to enhance our corporate governance and compensation policies in response to shareholder feedback, to incorporate best practices, and to address the evolving needs of Forest’s business. For example, this year the Compensation Committee of the Board of Directors – which includes all three of our new directors added in 2011 – retained an independent compensation consultant to review senior executive compensation at Forest. Subsequent to that review, the Committee implemented new stock ownership guidelines for directors and senior executives and made changes to Forest’s compensation program to continue our policy of aligning director and executive pay with shareholder interests.

In addition, as we previously disclosed, the Board is engaged in ongoing succession planning. In November 2010, we announced a series of senior executive promotions, which were implemented to ensure a successful CEO transition at the appropriate time by moving a number of our most talented employees into roles of increasing responsibility. Elaine Hochberg was promoted to Executive Vice President (EVP) and Chief Commercial Officer; Frank Perier Jr. was promoted to EVP Finance and Administration and Chief Financial Officer; David Solomon was promoted to Senior Vice President (SVP) Corporate Development and Strategic Planning; and Dr. Marco Taglietti was promoted to SVP Research and Development and President, Forest Research Institute.

The independent directors have a deep bench of management talent from which to evaluate potential CEO successors. The process is being led by our independent directors, who have directly retained Spencer Stuart, a leading executive search and recruitment firm, to assist with the succession process, including the consideration of internal and external candidates.

Our Board recognizes that a commitment to good governance must be a continuing priority for any company. To ensure our policies remain aligned with our business needs and the most current best practices – and to fulfill the commitment we made to shareholders last year – we are consulting with Robert C. Clark, a Harvard University Distinguished Service Professor and former Dean of Harvard Law School. A leading authority in corporate law and corporate governance, Dean Clark advised us on our corporate governance policies, including the succession process. Our full Board intends to further this commitment by continuing to consult with experts on an annual basis. Additional steps the Company has taken to enhance its corporate governance are detailed in a publicly available corporate governance white paper, found in the Corporate Governance section of Forest’s website.

WE STRONGLY URGE YOU TO REJECT ICAHN’S NOMINEES

You will recall that Carl Icahn, the well-known corporate raider now trying to reinvent himself as a corporate governance guru, waged – and lost – a proxy contest against Forest in 2011. Despite our clear progress and promising future, Mr. Icahn is again seeking to replace four members of Forest’s Board and recycling many of the same baseless arguments that were rejected last year by an overwhelming majority of Forest shareholders.

We believe Mr. Icahn’s 2012 slate is even weaker than last year’s. It is led by Eric Ende, who was nominated by Mr. Icahn last year and received the fewest number of votes of any of the fourteen director nominees in 2011. Eric Ende also has a highly unusual compensation arrangement with Mr. Icahn that a corporate governance expert has already drawn into question because it gives him incentives to favor Icahn’s profits over the interests of the rest of our shareholders. Another of Mr. Icahn’s nominees, Daniel Ninivaggi, is a salaried employee of Icahn Enterprises with no pharma experience. In addition, Mr. Icahn has nominated Andrew Fromkin and Pierre Legault, both of whom have limited relevant experience; even more troubling, we believe Mr. Fromkin is conflicted as a result of his prior association with Clinical Data, a company we acquired in 2011. Forest’s Board has carefully reviewed and considered Mr. Icahn’s nominees and has determined that his candidates are far less qualified than our slate of experienced directors.

Mr. Icahn has had an open invitation to discuss his ideas or provide feedback since his defeat at last year’s Annual Meeting. Rather than engaging in a constructive dialogue over the past year, Mr. Icahn did not contact the Company until he threatened another proxy contest in late May, and has since resorted to his standard playbook of wild allegations, rants and litigation tactics. This type of mud-slinging is pointless, tiresome and counterproductive for shareholders.

OUR PROMISE TO SHAREHOLDERS

Over the past year, we have worked hard to fulfill our commitments to you and we will continue to do so. As we move forward, we will remain keenly focused on serving your interests, working constructively with our active, strong and independent Board, and continuing to develop our pipeline and product portfolio – which is the key to building shareholder value.

Your Vote is Important – Please Submit the WHITE Proxy Card Today

Forest’s upcoming Annual Meeting is an important event in shaping our future. Forest’s Board unanimously recommends that you vote for all of our highly qualified director nominees on the WHITE proxy card. You may vote by telephone, Internet, or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope. We also urge you to discard any GOLD proxy card sent to you by Mr. Icahn or his affiliates.

On behalf of the Board of Directors, we thank you for your continued support of our Company.

Sincerely,

Howard Solomon	Kenneth E. Goodman
Chairman of the Board and	Presiding Independent Director
Chief Executive Officer

FORWARD-LOOKING INFORMATION

Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings.

IMPORTANT ADDITIONAL INFORMATION

Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. Forest Laboratories has filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest’s directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.frx.com) in the section “Investors.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and other materials to be filed with the SEC in connection with Forest Laboratories’ 2012 Annual Meeting. Information can also be found in Forest’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 25, 2012. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at Forest Laboratories’ website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

This document contains quotes and excerpts from certain previously published material. Unless otherwise indicated, consent of the author and publication has not been obtained to use the material as proxy soliciting material.

If you have any questions, require assistance with voting your WHITE proxy card,

or need additional copies of the proxy materials, please contact:

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